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CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS.

As independent public accountants, we hereby consent to the use of our reports dated December 8, 2001 incorporated by reference in the Company's annual report on Form 10-K into the Company's previously filed Registration Statement File No.'s 33-35191, 33-47830, 33-87792, 333-11853, 333-11849, 333-34003, 333-79167,
333-34634, 333-60046 and 333-73596.

                                                         /s/ Arthur Andersen LLP

Boston, Massachusetts
December 8, 2001

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